UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2004

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

000-9409	91-6087550
(Commission File Number)	(I.R.S. Employer Identification No.)

14900 Interurban Avenue South, Suite 282, Seattle, WA 98168
(Address of Office)

(206) 674-4639
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Mercer International Inc. has completed the construction of a 552,000 tonne per annum northern bleached softwood kraft pulp mill near the town of Stendal, Germany.  Attached as Exhibit 99.1 are presentation materials relating to Mercer International Inc.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Presentation Materials relating to Mercer International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date:   September 30, 2004

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials relating to Mercer International Inc.